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                                                                     EXHIBIT 4.1

NUMBER                                                                    SHARES
                          [SYBARI SOFTWARE, INC. LOGO]

COMMON STOCK                 SYBARI SOFTWARE, INC.           SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 871128 10 4


THIS IS TO CERTIFY THAT



is the owner of


          fully paid and non-assessable shares of the COMMON STOCK, par value $.01 per share, of SYBARI SOFTWARE, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

      This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

/s/ ANTHONY L. PANE                                      /s/ ROBERT G. WALLACE
------------------------                                 -----------------------
chief financial officer            [SEAL]                Chairman of the Board
and treasurer                                            of Directors, PRESIDENT
                                                         AND CHIEF EXECUTIVE
                                                         OFFICER

COUNTERSIGNED AND REGISTERED:
      American Stock Transfer & Trust Company (New York)
BY         Transfer Agent and Registrar
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A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO
OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE CORPORATION AND UPON HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION OR BY ANY CERTIFICATE OF DESIGNATION OF PREFERENCES, AND THE NUMBER OF SHARES CONSTITUTING EACH SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF THE CORPORATION.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - ____ Custodian ____
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
    survivorship and not as tenants                          Act________________
    in common                                                     (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

_________________________________________

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________________

                    _________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                    UPON THE FACE OF THE CERTIFICATE IN EVERY
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                    PARTICULAR, WITHOUT ALTERATION OR
                    ENLARGEMENT OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed:


________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.